UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2021

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2021, prior to the commencement of the Chapter 11 Cases (as defined below), Ferrellgas Partners, L.P. (the “Company”), as the borrower, and Ferrellgas, L.P. (“OpCo”), as the lender, entered into a term loan credit agreement (the “Term Loan Agreement”), pursuant to which OpCo extended to the Company an unsecured, non-amortizing term loan (the “Term Loan”) in the aggregate principal amount of $19,900,000 on the same date (the “Closing Date”). The Company may not reborrow any prepaid or repaid amount of the Term Loan, which will mature on July 1, 2022 (the “Maturity Date”).

The Term Loan bears interest at a rate of 20% per annum (the “Interest Rate”), which will be due and payable in arrears on, initially, the later of (i) the fourth business day of the sixth month after the Closing Date or (ii) the effective date of the Plan (as defined below) and, for each month thereafter, the last business day of each month until the Maturity Date. All interest on the Term Loan, including additional interest at the default rate of 2% (the “Default Rate”), if applicable, will be added to the outstanding principal amount (the “Additional PIK Principal”) of the Term Loan. Additional PIK Principal will be considered principal for all purposes and bear interest at the same rate of 20% per annum beginning on the date such interest is paid in kind and added to the principal amount of the Term Loan.

The Term Loan Agreement includes representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. During the continuance of an event of default, the Company will pay interest on the Term Loan at the Interest Rate plus the Default Rate to the fullest extent permitted by applicable laws.

The proceeds of the Term Loan will be used to pay costs and expenses incurred in connection with the Chapter 11 Cases in a manner consistent with a budget and cash flow forecast acceptable to OpCo.

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated by reference in this Item 1.01.

Item 1.03	Bankruptcy or Receivership.

On January 11, 2021, the Company and Ferrellgas Partners Finance Corp. (“Partners Finance” and, together with the Company, the “Holdco Entities”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Holdco Entities’ Chapter 11 Cases are being jointly administered under the caption and case numbers, In re: Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp., Chapter 11 Case Nos. 21-10020 and 21-10021. As previously disclosed, the Holdco Entities are in the process of soliciting votes from (i) holders of the 8.625% Senior Notes due 2020 co-issued by the Holdco Entities (the “2020 Notes”) and (ii) holders of the Company’s existing common units (the “Existing Common Units”) on a pre-packaged joint plan of reorganization under the Bankruptcy Code (the “Plan”), which remains subject to the approval of the Bankruptcy Court. The Holdco Entities plan to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and order of the Bankruptcy Court.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 11, 2021, the Company issued a press release announcing the filing of the Chapter 11 Cases, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These statements often use words such as “anticipate,” “believe,” “intend,” “plan,” “projection,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” or the negative of those terms or other variations of them or comparable terminology. These statements often discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future and are based upon the beliefs and assumptions of our management and on the information currently available to them.

There can be no assurances that the Plan will receive the requisite votes in favor of the Plan for purposes of confirmation pursuant to the Bankruptcy Code or be approved by the Bankruptcy Court.

We continue to experience financial, business, operational and reputational risks that could materially affect our present expectations and projections. For additional information regarding known material factors that could cause our actual results to differ from those contained in or implied by forward-looking statements, please see the section entitled “Risk Factors” in Ferrellgas's Annual Report on Form 10-K for the year ended July 31, 2020, filed with the Securities and Exchange Commission on October 15, 2020.

You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s Existing Common Units during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Existing Common Units may bear little or no relationship to the actual recovery, if any, by holders of the Company’s Existing Common Units in the Chapter 11 Cases. The Company expects that holders of the Company’s Existing Common Units could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Term Loan Credit Agreement, dated January 8, 2021, between Ferrellgas Partners, L.P., as the borrower, and Ferrellgas, L.P., as the lender.

99.1	Press release dated January 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P. By: Ferrellgas, Inc., its general partner

Date: January 11, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)
Ferrellgas Partners Finance Corp.

Date: January 11, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer and Sole Director
Ferrellgas, L.P. By: Ferrellgas, Inc., Ferrellgas GP II, LLC and Ferrellgas GP III, LLC, its general partners

Date: January 11, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)
Ferrellgas Finance Corp.

Date: January 11, 2021	By:	/s/ Brian W. Herrmann
Name: Brian W. Herrmann
Title: Interim Chief Financial Officer and Sole Director